Geokinetics

Amex: GOK – *A World of Opportunities, Revealed*

Houston Energy Financial Forum
November 19, 2008
Investor Presentation

Forward-Looking Statements
◆ This presentation contains forward-looking statements.
◆ Forward-looking statements are based on management
 assumptions and analyses.
◆ Actual experience may differ and such differences may be
 material.
◆ Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance.
◆ Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form
 10-K and Quarterly Reports on Form 10-Q.

Geokinetics

- Leading provider of seismic data acquisition, processing and interpretation services to the oil & gas industry worldwide

Amex: GOK – *A World of Opportunities, Revealed*

Corporate Information
Market Data (at 11/13/2008)
• Exchange/Ticker:  NYSE Alternext/GOK
• Market Capitalization:  $49.7MM
• Enterprise Value $220.9MM*
Trading Data (at 11/13/2008)
• Common Shares Out. 10.5 MM
• Average Volume 32,555 shares/day
• Institutional Ownership 57%
Key Financial Data (at 9/30/2008)
• Cash    $17.3MM
• Debt   $94.0MM
• Debt to Total Cap 29.2%
* Debt, Preferred Equity and Cash as of 9/30/08

About Geokinetics
◆ Large North America footprint
◆ Strong presence in profitable U.S. land seismic market
◆ Technology leader in Canada
◆ Significant international experience and diversity
◆ Industry leader in international transition zone
◆ Extensive recent investments in new multi-component
 recording systems, both land and shallow water
◆ Strong and diverse customer base
◆ Recent expansion into Africa and emerging OBC market

$400.0
$300.0
$200.0
$100.0
$0.0
$171
$239
$293
2006
2007
2008E

Amex: GOK – *A World of Opportunities, Revealed*

Industry Dynamics
◆ Global energy demand growth driving commodity prices
◆ Improved E&P economics = larger exploration budgets
◆ Technical advances are bringing new activity in regions
 with known hydrocarbon systems
◆ U.S. shale plays
◆ Large discoveries are increasingly international and offshore
◆ Increasing demand for seabed seismic data acquisition
 (Transition Zone, Ocean Bottom Cable and 4D)
Source: Lehman Brothers The Original E&P Spending Survey - Midyear Update
International Exploration and Production Expenditures ($B)

Explore
Develop

Amex: GOK – *A World of Opportunities, Revealed*

E&P Project Cycle
 Exploit
Seismic Data Acquisition and Processing
Needed at All Stages of the E&P Cycle
¿ Increase drilling success rates
¿ Reduce finding and development costs

Geokinetics

Amex: GOK – *A World of Opportunities, Revealed*

The Value of Seismic Technology
“With 3-D seismic, we can understand the detailed geology much better than before. And that translates to opportunities to drill new wells to bolster production in mature fields.”
- ExxonMobil, The Lamp (2007 - Number 4)
OBC
Streamer

- U.S. and Canada combined are 20% of global market
- 80% of seismic market is outside North America
- Geokinetics operates in six out of eight major regions

As of September 2008
United States, 61, 18%
Africa, 66, 19%
Canada, 7, 2%
CIS, 48, 14%
Europe, 42, 12%
Far East, 62, 18%
Middle East, 26, 8%
Latin America, 31, 9%

Amex: GOK – *A World of Opportunities, Revealed*

Global Seismic Crew Count
Chart Source: IHS Energy.

- Consistent demand outside of U.S.
- International prospects focused on oil
- International E&P spending in 2009 expected to rise 20%

Fundamentals Working in Our Favor
Intl Land Rig Count / Intl Land Seismic Crews
Crude Oil Price
800
700
600
500
400
300
200
100
0
$160
$140
$120
$100
$80
$60
$40
$20
$0
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Intl Land Rigs
Intl Land Seismic Crews
Oil Price

Amex: GOK – *A World of Opportunities, Revealed*

International Seismic Market
Chart Source: Baker Hughes, World Geophysical News, Bloomberg.
*Source: Barclays The Original Oil Service & Drilling Monthly, October 2008

- Technology increases crew productivity (channel growth vs. crew growth)
- Drilling activity tightly linked to natural gas prices
- U.S. land is a steady and profitable business
- U.S. E&P spending in 2009 expected to decline 15%

U.S. Rig Count More Sensitive to Commodity Prices
U.S. Land Rig Count / U.S. Seismic Crews (x5)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$160
$140
$120
$100
$80
$60
$40
$20
$0
Crude Oil Price
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08
U.S. Land Rigs
Seismic Crews
Oil Price

Amex: GOK – *A World of Opportunities, Revealed*

U.S. Seismic Market
Chart Source: Baker Hughes, World Geophysical News, Bloomberg.
*Source: Barclays The Original Oil Service & Drilling Monthly, October 2008

Geophysical Market Overview
Company	Data Acquisition				M-C Data Library	Data Proc & Interp	Eqpmt.	Land Seismic Crews
	Marine Streamer	Land	TZ	OBC				Intl	US
Geokinetics		✓	✓	✓		✓		✓	✓
Dawson		✓				✓			✓
Tidelands		✓	✓						✓
PGS	✓	✓			✓	✓		✓	✓
BGP	✓	✓	✓			✓	✓	✓
CGGVeritas (Sercel)	✓	✓	✓		✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓	✓	✓	✓	✓	✓	✓
Mitcham							✓
ION Geophysical					✓	✓	✓
Bolt Technologies							✓
OYO Geospace							✓

Competitive Advantage
◆ Significant base in profitable U.S. land seismic market
◆ Significant international exposure
◆ Specialized expertise in transition zone niche
◆ Ability to operate in difficult, frontier environments
◆ Early entrant into emerging ocean bottom cable market
◆ Complementary data processing and interpretation
 capabilities
◆ Proven track record in health, safety and environment

Geokinetics

Apache CORPORATION

WOODSIDE

Eni

BR PETROBRAS

PETRONAS

eog resources

Gaz de France

SEI SEISMIC EXCHANGE

Chevron

bhpbilliton

Sonangol
PRODUZIR PARA TRANSFORMAR

bp

Santos

PETRO ANDINA RESOURCES INC.

OXY

Amex: GOK – *A World of Opportunities, Revealed*

Choice of Leading Operators

Growth Strategy
Grow Customer Base
& Expand into New
Markets
Strengthen
Complementary
Service Offerings
¿ Leverage competitive advantage and expertise in
 difficult land environments and offshore shallow
 water zones to maximize profitability.
¿ Better assist customers with full range of
 seismic services, from acquisition and
 processing to interpretation and management.
¿ Presence in 20 of 194 countries worldwide.
 Further expand geographic presence and
 services offered.
¿ Continue to monitor opportunities for prudent
 expansion.
Capture New Market
Opportunities
¿ Leverage operational expertise to pursue
 opportunities in complementary markets such
 as OBC.
Continue to Leverage
Competitive Advantage
Pursue Strategic
Acquisitions / Alliances
As Appropriate

Geokinetics

Market Growth Rate
Higher
Strong
Int'l Land
TZ & OBC
N.A.
Land

Amex: GOK – *A World of Opportunities, Revealed*

Strategic Growth Plan

Lower	Higher
Business Strength
◆ Reinvest cash flows generated from North American land seismic
◆ Penetrate fast-growing international land markets
◆ Look for TZ and OBC opportunities in international markets

Channel Count
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
$400
$350
$300
$250
$200
$150
$100
$50
$0
Revenue ($MM)
$43
$243
$329
$368
$357
YTD
9,000
32,000
75,000
108,000
122,500
2004
2005
2006
2007
Q3 2008
Channel Count (at Period End)
Revenue

16

Amex: GOK – *A World of Opportunities, Revealed*

Growth Focus
◆ Channel growth drives increases in revenue
105% CAGR
(Revenue)

% of Revenue from Operations
100%
80%
60%
40%
20%
0%
100%
25%
75%
52%
48%
58%
42%
75%
25%
2005
2006
2007
2008 YTD
Backlog
North America
International

17
Amex: GOK – *A World of Opportunities, Revealed*

International Revenue Rising
◆ Penetrating High-Growth Markets via TZ and OBC

Calgary, Canada
Woking, U.K.
Denver, CO
Midland, TX
Houston, TX
United Arab Emirates, Dubai
Egypt, Cairo
Dhaka, Bangladesh
Bogota, Colombia
Singapore
Jakarta, Indonesia
Luanda, Angola
Lima, Peru
Rio de Janeiro, Brazil
Brisbane, Australia
Recent Operations
Offices
Crew Location

Amex: GOK – *A World of Opportunities, Revealed*

Global Operations Map

WILLISTON BASIN
Baaken Shale
Pinedale Field
GREEN RIVER BASIN
UINTA BASIN
DENVER BASIN
PARADOX BASIN
SAN JUAN BASIN
ANADARKO BASIN
Fayetteville Shale
ARKOMA BASIN
Woodford Shale
FT. WORTH BASIN
Haynesville Shale
DELAWARE BASIN
MICHIGAN BASIN
APPALACHIAN BASIN
Marcellus Shale
ILLINOIS BASIN
BLACK WARRIOR BASIN
LEGEND
Crews
Basin/Play
Scheduled Backlog
Office

Amex: GOK – *A World of Opportunities, Revealed*

U.S. Operations

- North America:
  - Energy Sources: Vibrator Trucks vs. Dynamite
  - Contract Types: Term vs. Turnkey
  - Third party
- International:
  - Crew customized to job
  - Highly variable crew size (#'s of people and equipment):
    - New Zealand - 1,400 channels: 50 people : $2MM job
    - Bolivia - 9,500 channels: 1,200 people : $20MM job
    - Bangladesh- 6,500 channels: 1,800 people: $10MM job

Amex: GOK – *A World of Opportunities, Revealed*

There’s No “Average” Job

- Purpose-built vessels designed for cost-effective mobilization by air, land or sea
  - Up to 65' in length, ultra shallow draft vessels
  - Fit into 40' containers
  - Capable of operating 150 ft. water depth
  - 4 Active Crews

Amex: GOK – *A World of Opportunities, Revealed*

Leader in Transition Zone

Emerging OBC Market
◆ Launched OBC operations Q4 2007
◆ Sole provider of Sercel SeaRay (2 Systems)
◆ Offshore capabilities up to 500 ft. water depth
◆ Expanding OBC capabilities near-term
 ▪ Enhancing operating efficiency
 ▪ Expanding operations
 ▪ One active crew, potential to split

Processing & Interpretation
Capabilities
◆ Full suite of onshore and offshore proprietary seismic data processing services and interpretation products
 ▪ Geophysical processing
 ▪ Interpretation / well log analysis (existing database)
 ▪ Software
 ▪ Consulting Services
◆ Advanced Technologies for processing new data and reprocessing old data with new methods
 ▪ AVO, pre-stack time and depth imaging
 ▪ Multi-component and 4D
◆ Global Reach
 ▪ Offices in US and UK
 ▪ P&I services stretch to all regions of the globe
◆ Complements data acquisition services
 ▪ GROWTH OPPORTUNITY for follow on work to Company field crews;
 currently less than 5%

Financial Highlights

Capitalization
	12/31/2006	12/31/2007	9/30/2008
Cash, equivalents and restricted cash (1)	$ 22,059	$ 16,843	$ 17,321
Long-term debt and capital leases (including current portion):
Credit facility	0	40,537	40,935
Floating rate notes	110,000	0	0
Other debt	7,169	39,375	53,061
Total debt	117,169	79,912	93,996
Debt as % capitalization	58.1%	29.4%	29.2%

Convertible preferred stock	56,077	60,926	94,557(2)
Stockholders’ equity	28,595	130,965	133,809
Total capitalization	$201,841	$271,803	$322,362
(1) Includes $1.7 million, $1.3 million and $2.9 million of restricted cash at 12/31/06, 12/31/07 and 9/30/08, respectively.
(2) Completed the sale of 120,000 additional shares of convertible preferred stock and 240,000 warrants for gross proceeds of $30.0 million on July 28, 2008.

Revenue

$400
$350
$300
$250
$200
$150
$100
$50
$0
$168
$243
$329
$358
$357
2004 Pro-Forma
2005 Pro-Forma
2006 Pro-Forma
2007
2008 YTD

Adjusted EBITDA

$60
$50
$40
$30
$20
$10
$0
$8
$31
$38
$34
$49
2004 Pro-Forma
2005 Pro-Forma
2006 Pro-Forma
2007
2008 YTD

Amex: GOK – *A World of Opportunities, Revealed*

Adjusted Revenue and
EBITDA Growth
Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 2006 as well as $3.2 million of one-time severance costs in 2007.

- Seasonality is prevalent in operations
  - Results from a variety of factors including Canadian working season in 1Q and thaw in 2Q, Colombian rainy season in Q2 and budgeting cycle of international companies
- 2Q07 impacted primarily by severe weather in the U.S. and a job being declared force majeure
- Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization of crews and the timing of crew moves

97.6
58.8
81.1
91.9
111.0
71.6
89.6
85.5
120.2
113.6
123.1

14.1
4.2
11.1
8.6
1.0
12.4
2.3
18.4
12.4
18.4

Amex: GOK – *A World of Opportunities, Revealed*

Quarterly Results
Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 3Q06 as well as $3.2 million of one-time severance costs in 3Q07.
Pro Forma Quarterly Revenue ($MM)
Pro Forma Adjusted EBITDA ($MM)

Backlog Trend ($MM)
$600
$500
$400
$300
$200
$100
$0
Int'l
NA
171
140
127
156
156
165
209
172
238
173
235
182
273
139
380
129
12/31/2006
3/31/2007
6/30/2007
9/30/2007*
12/31/2007*
3/31/2008
6/30/2008
9/30/2008

Amex: GOK – *A World of Opportunities, Revealed*

Rising Backlog
◆ Record quarterly
 seismic data
 acquisition and data
 processing backlog
 of $509 million as of
 Sept. 30, 2008
◆ Remainder of 2008
 covered by current
 backlog, remainder
 to be completed in
 2009 and 2010
*Includes a $59 million job in Argentina which has been removed from current backlog due to continued delays and uncertainty.
412
417
411
381
321

Geokinetics

- 2008 capital budget recently increased 24% mid-year to $80MM
- Investments in transition zone, OBC markets, international markets

$200
$150
$100
$50
$0
$MM
2005
2006
2007
2008E
Capital Expenditures
Acquisitions

29
Amex: GOK – *A World of Opportunities, Revealed*

Investing for Growth
$69.6 MM
YTD
Spending
$80.0
$94.7
$158.0
$24.5

30
Capital Investments
◆ Invested $95 million in 2007:
 ▪ New state-of-the-art equipment
 (67% received in second half of year)
 ▪ Upgraded U.S. crews
 ▪ Expanded recording capacity
 ▪ Entered OBC market
◆ 2008 capital expenditure budget
 of $80 million, $70 million invested through 9/30/08
 ▪ Focus on increasing international channel
 count and seabed acquisition capacity
◆ Maintenance CAPEX averages 3% to 4%
 of revenues
◆ Capital investment decisions historically based
 on an average expected payback of
 less than three years EBITDA
Sercel SeaRay

31
Why Buy GOK?
◆ Robust backlog provides visible growth through 2008 and into 2009
◆ Strong presence in profitable North American land seismic market
◆ High degree of international exposure
◆ Leader in high-value transition zone
◆ Penetrating strategic growth markets with long-term visibility
◆ Improving data acquisition operating margins
◆ Integration of acquired companies substantially complete
◆ Recent investments of $165 million in crew upgrades
 and additional revenue-generating capacity